Exhibit 99.2

ALLMERICA FINANCIAL CORPORATION

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS
Financial Highlights	1-2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
Property and Casualty
Condensed Income Statements	5
Property and Casualty Consolidated Balance Sheets	6
GAAP Underwriting Results	7-10
Life Companies
Condensed Income Statements	11
Life Companies Consolidated Balance Sheets	12
Segment Income by Product Line	13-14
Segment Income Excluding Certain Non-Cash Items	15
Selected Financial Information-Variable Annuities	16
Future Policy Benefits and Account Balances	17
Investments
Net Investment Income	18
Net Realized Investment Gains (Losses)	19
Unrealized Losses	20
Credit Quality of Fixed Maturities	21
Property and Casualty Statutory Ratios	22-23
Historical Financial Highlights	24-25
Other Information	Inside back cover
Corporate Information
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$57.4	$35.8	60.3	$96.6	$46.6	N/M
Commercial Lines	31.0	12.6	N/M	51.5	39.1	31.7
Other	1.7	0.7	N/M	3.8	2.0	90.0

Total Property and Casualty	90.1	49.1	83.5	151.9	87.7	73.2

Life Companies	(5.3)	(6.3)	(15.9)	(12.7)	3.5	N/M
Interest expense on corporate debt	(9.9)	(9.9)	—	(19.9)	(19.9)	—

Total segment income	74.9	32.9	N/M	119.3	71.3	67.3

Federal income tax expense on segment income	(17.3)	(3.8)	N/M	(27.5)	(9.0)	N/M

Total segment income after taxes	$57.6	$29.1	97.9	$91.8	$62.3	47.4

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$57.6	$29.1	97.9	$91.8	$62.3	47.4
Change in prior years tax reserves	12.9	—	N/M	12.9	—	N/M
Federal income tax settlement	—	0.2	N/M	—	30.3	N/M
Net realized investment gains, net of taxes and amortization	1.9	4.4	(56.8)	14.7	14.6	0.7
(Losses) gains on derivative instruments, net of taxes	(0.2)	0.2	N/M	(0.3)	0.2	N/M
Losses from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	—	—	—	(2.1)	N/M
Restructuring costs, net of taxes	(0.2)	(1.5)	(86.7)	(0.6)	(3.6)	(83.3)

Income before cumulative effect of accounting change	72.0	32.4	N/M	118.5	101.7	16.5
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	(57.2)	N/M

Net income	$72.0	$32.4	N/M	$118.5	$44.5	N/M

PER SHARE DATA (DILUTED)
Total segment income	$1.39	$0.61	N/M	$2.22	$1.33	66.9
Federal income taxes on segment income	(0.32)	(0.07)	N/M	(0.51)	(0.17)	N/M

Total segment income after taxes	1.07	0.54	98.1	1.71	1.16	47.4
Change in prior years tax reserves	0.23	—	N/M	0.23	—	N/M
Federal income tax settlement	—	—	—	—	0.56	N/M
Net realized investment gains, net of taxes and amortization	0.04	0.09	(55.6)	0.27	0.28	(3.6)
Losses from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	—	—	—	(0.04)	N/M
Restructuring costs, net of taxes	—	(0.03)	N/M	(0.01)	(0.07)	(85.7)

Income before cumulative effect of accounting change	1.34	0.60	N/M	2.20	1.89	16.4
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	(1.06)	N/M

Net income	$1.34	$0.60	N/M	$2.20	$0.83	N/M

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	June 30 2005		December 31 2004		% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,782.2		$1,680.2		6.1
Allmerica Financial Life Insurance and Annuity Company (consolidated)	1,156.1		1,112.1		4.0
AFC Holding Company and other	(447.8)		(452.8)		(1.1)

Total shareholders’ equity	$2,490.5		$2,339.5		6.5

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,179.5		$1,098.8		7.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$631.2		$581.9		8.5
First Allmerica Financial Life Insurance Company	$234.4		$207.7		12.9

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.9:1		2.0:1		N/M
Allmerica Financial Life Insurance and Annuity Company (consolidated) estimated risk based capital ratio	575%		472%		(472.0)

Book value per share
The Hanover Insurance Company (consolidated)	$33.35		$31.53		5.8
Allmerica Financial Life Insurance and Annuity Company (consolidated)	21.63		20.87		3.6
AFC Holding Company and other	(8.38)		(8.49)		(1.3)

Total book value per share	$46.60		$43.91		6.1

Book value per share, excluding accumulated other comprehensive income	$46.01		$43.85		4.9

Shares outstanding (1)	53.5		53.2

Stock price	$37.09		$32.83		13.0
Price/book value per share	0.8	x	0.7	x	0.1	x
Debt/equity	20.4%		21.7%		(1.3	) pts
Debt/total capital	17.0%		17.9%		(0.9	) pts

(1)	Shares outstanding do not include common stock equivalents.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change
REVENUES
Premiums	$555.3	$572.3	(3.0)	$1,124.6	$1,148.8	(2.1)
Fees and other income	82.8	95.6	(13.4)	169.9	198.0	(14.2)
Net investment income	98.6	106.2	(7.2)	199.7	210.9	(5.3)
Net realized investment gains	4.0	7.0	(42.9)	24.2	22.7	6.6

Total revenues	740.7	781.1	(5.2)	1,518.4	1,580.4	(3.9)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	402.3	456.0	(11.8)	851.3	915.5	(7.0)
Policy acquisition expenses	140.9	148.8	(5.3)	292.5	299.7	(2.4)
Losses from retirement of funding agreements and trust instruments supported by funding obligations	—	—	N/M	—	3.2	N/M
(Gains) losses on derivative instruments	(0.2)	0.3	N/M	0.2	1.3	(84.6)
Restructuring costs	0.2	2.2	(90.9)	0.9	5.5	(83.6)
Other operating expenses	119.4	135.9	(12.1)	234.4	271.4	(13.6)

Total benefits, losses and expenses	662.6	743.2	(10.8)	1,379.3	1,496.6	(7.8)

Income before federal income taxes	78.1	37.9	N/M	139.1	83.8	66.0
Federal income tax expense (benefit)	6.1	5.5	10.9	20.6	(17.9)	N/M

Income before cumulative effect of change in accounting principle	72.0	32.4	N/M	118.5	101.7	16.5

Cumulative effect of change in accounting principle	—	—	—	—	57.2	N/M

Net income	$72.0	$32.4	N/M	$118.5	$44.5	N/M

PER SHARE DATA (DILUTED)
Income before cumulative effect of change in accounting principle	$1.34	$0.60	N/M	$2.20	$1.89	16.4
Cumulative effect of change in accounting principle	—	—	—	—	(1.06)	N/M

Net income (1)	$1.34	$0.60	N/M	$2.20	$0.83	N/M

Weighted average shares outstanding	53.9	53.7		53.8	53.7

(1)	Basic net income per share was $1.35 and $0.61 for the quarters ended June 30, 2005 and 2004, respectively and $2.22 and $0.84 for the six months ended June 30, 2005 and 2004, respectively.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,026.0 and $7,553.4)	$7,254.3	$7,822.2	(7.3)
Equity securities, at fair value (cost of $13.1 and $13.7)	17.3	17.0	1.8
Mortgage loans	108.6	114.8	(5.4)
Policy loans	251.9	256.4	(1.8)
Other long-term investments	46.3	55.3	(16.3)

Total investments	7,678.4	8,265.7	(7.1)

Cash and cash equivalents	413.5	486.5	(15.0)
Accrued investment income	109.2	118.2	(7.6)
Premiums, accounts and notes receivable, net	511.2	485.4	5.3
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,955.2	2,026.4	(3.5)
Deferred policy acquistion costs	844.4	905.5	(6.7)
Deferred federal income taxes	374.7	415.1	(9.7)
Goodwill	128.2	128.2	—
Other assets	387.2	433.2	(10.6)
Separate account assets	9,444.6	10,455.0	(9.7)

Total assets	$21,846.6	$23,719.2	(7.9)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,347.6	$3,462.3	(3.3)
Outstanding claims, losses and loss adjustment expenses	3,158.1	3,179.0	(0.7)
Unearned premiums	1,038.3	1,029.8	0.8
Contractholder deposit funds and other policy liabilities	360.3	379.5	(5.1)

Total policy liabilities and accruals	7,904.3	8,050.6	(1.8)

Expenses and taxes payable	1,049.7	1,152.8	(8.9)
Reinsurance premiums payable	85.6	86.5	(1.0)
Trust instruments supported by funding obligations	363.1	1,126.0	(67.8)
Long-term debt	508.8	508.8	—
Separate account liabilities	9,444.6	10,455.0	(9.7)

Total liabilities	19,356.1	21,379.7	(9.5)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 and 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,783.5	1,782.1	—
Accumulated other comprehensive income	31.6	3.0	N/M
Retained earnings	1,056.0	943.4	11.9
Treasury stock at cost (7.0 and 7.2 million shares)	(381.2)	(389.6)	(2.2)

Total shareholders’ equity	2,490.5	2,339.5	6.5

Total liabilities and shareholders’ equity	$21,846.6	$23,719.2	(7.9)

PROPERTY & CASUALTY

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2005	2004	% Change	2005	2004	% Change
REVENUES
Net premiums written	$557.5	$580.1	(3.9)	$1,105.9	$1,141.4	(3.1)
Change in unearned premiums, net of prepaid reinsurance premiums	(7.7)	(13.9)	(44.6)	(5.9)	(18.9)	(68.8)

Net premiums earned	549.8	566.2	(2.9)	1,100.0	1,122.5	(2.0)
Net investment income	51.4	50.3	2.2	102.2	98.0	4.3
Other income	12.2	13.1	(6.9)	25.1	26.4	(4.9)

Total segment revenue	613.4	629.6	(2.6)	1,227.3	1,246.9	(1.6)

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	343.7	390.2	(11.9)	715.2	784.2	(8.8)
Policy acquisition expenses	113.5	117.5	(3.4)	227.6	234.6	(3.0)
Other operating expenses	66.1	72.8	(9.2)	132.6	140.4	(5.6)

Total losses and operating expenses	523.3	580.5	(9.9)	1,075.4	1,159.2	(7.2)

Segment income before federal income taxes	$90.1	$49.1	83.5	$151.9	$87.7	73.2

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	June 30 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,723.5 and $3,677.5)	$3,834.4	$3,792.0	1.1
Equity securities, at fair value (cost of $0.4 and $1.0)	2.2	2.1	4.8
Mortgage loans	46.1	51.3	(10.1)
Other long-term investments	0.4	0.6	(33.3)

Total investments	3,883.1	3,846.0	1.0

Cash and cash equivalents	143.8	190.4	(24.5)
Accrued investment income	50.3	50.1	0.4
Premiums, accounts, and notes receivable, net	508.6	481.2	5.7
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	984.2	1,039.8	(5.3)
Deferred policy acquistion costs	209.0	211.4	(1.1)
Deferred federal income tax asset	224.4	206.8	8.5
Goodwill	121.4	121.4	—
Other assets	188.0	174.2	7.9

Total assets	$6,312.8	$6,321.3	(0.1)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,046.2	$3,068.6	(0.7)
Unearned premiums	1,035.2	1,026.5	0.8
Contractholder deposit funds and other policy liabilities	5.0	4.8	4.2

Total policy liabilities and accruals	4,086.4	4,099.9	(0.3)

Expenses and taxes payable	370.4	467.0	(20.7)
Reinsurance premiums payable	73.8	74.2	(0.5)

Total liabilities	4,530.6	4,641.1	(2.4)

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	46.1	48.0	(4.0)
Retained earnings	1,561.9	1,458.0	7.1

Total shareholder’s equity	1,782.2	1,680.2	6.1

Total liabilities and shareholder’s equity	$6,312.8	$6,321.3	(0.1)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended June 30, 2005
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$231.3	$105.3	$11.1	$347.7	$28.7	$52.4	$89.7	$38.8	$209.6	$0.2	$557.5

Net premiums earned	$240.6	$102.7	$10.0	$353.3	$32.5	$48.1	$85.3	$30.4	$196.3	$0.2	$549.8
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	151.5	42.6	2.9	197.0	26.4	24.4	40.6	9.3	100.7	—	297.7
Prior year reserve development (favorable) unfavorable	(9.8)	1.0	(0.8)	(9.6)	(2.0)	(0.5)	(6.8)	2.5	(6.8)	0.5	(15.9)
Pre-tax catastrophe losses	0.7	3.4	0.3	4.4	—	0.2	2.0	0.4	2.6	—	7.0
Loss adjustment expenses excluding prior year reserve development	25.4	7.0	0.2	32.6	5.0	4.4	10.7	2.0	22.1	—	54.7
Policy acquisition expenses and other underwriting expenses				99.1					72.4	(0.2)	171.3
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting profit (loss)				29.8					5.1	(0.1)	34.8
Net investment income				25.2					24.9	1.3	51.4
Other income				3.7					2.9	5.6	12.2
Other operating expenses				(1.3)					(1.9)	(5.1)	(8.3)

Segment income before federal income taxes				$57.4					$31.0	$1.7	$90.1

	Quarter ended June 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$261.8	$111.6	$11.9	$385.3	$32.0	$49.1	$87.3	$26.2	$194.6	$0.2	$580.1

Net premiums earned	$270.5	$102.7	$10.9	$384.1	$32.1	$45.6	$80.9	$23.3	$181.9	$0.2	$566.2
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	178.8	48.5	4.3	231.6	23.0	22.4	36.6	9.7	91.7	—	323.3
Prior year reserve development (favorable) unfavorable	(8.9)	(0.3)	(0.1)	(9.3)	3.9	0.7	(5.4)	5.8	5.0	0.9	(3.4)
Pre-tax catastrophe losses	0.7	11.0	0.2	11.9	—	0.1	3.6	(0.5)	3.2	—	15.1
Loss adjustment expenses excluding prior year reserve development	25.1	7.0	0.4	32.5	5.1	3.9	11.5	1.8	22.3	0.2	55.0
Policy acquisition expenses and other underwriting expenses				108.5					72.1	0.2	180.8
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting profit (loss)				8.9					(12.6)	(1.1)	(4.8)
Net investment income				24.8					24.9	0.6	50.3
Other income				3.6					3.0	6.5	13.1
Other operating expenses				(1.5)					(2.7)	(5.3)	(9.5)

Segment income before federal income taxes				$35.8					$12.6	$0.7	$49.1

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Six Months ended June 30, 2005
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$477.8	$186.3	$19.4	$683.5	$68.8	$102.6	$178.7	$72.1	$422.2	$0.2	$1,105.9

Net premiums earned	$487.9	$206.0	$19.9	$713.8	$64.7	$94.6	$168.2	$58.5	$386.0	$0.2	$1,100.0
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	319.2	91.3	6.7	417.2	50.1	48.8	80.3	21.1	200.3	—	617.5
Prior year reserve development (favorable) unfavorable	(13.3)	(4.8)	(1.0)	(19.1)	1.8	(0.4)	(11.5)	(1.6)	(11.7)	1.2	(29.6)
Pre-tax catastrophe losses	0.7	9.9	0.6	11.2	—	0.2	6.5	1.4	8.1	—	19.3
Loss adjustment expenses excluding prior year reserve development	51.1	12.4	0.7	64.2	10.2	8.2	20.6	4.2	43.2	0.1	107.5
Policy acquisition expenses and other underwriting expenses				198.7					145.7	(0.5)	343.9
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting profit (loss)				41.6					(0.1)	(0.6)	40.9
Net investment income				50.1					49.5	2.6	102.2
Other income				7.6					6.2	11.3	25.1
Other operating expenses				(2.7)					(4.1)	(9.5)	(16.3)

Segment income before federal income taxes				$96.6					$51.5	$3.8	$151.9

	Six Months ended June 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$538.5	$192.1	$20.7	$751.3	$68.6	$97.9	$172.9	$50.5	$389.9	$0.2	$1,141.4

Net premiums earned	$540.9	$201.8	$21.6	$764.3	$62.8	$89.0	$159.5	$46.7	$358.0	$0.2	$1,122.5
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	362.9	97.2	12.5	472.6	44.2	48.7	75.9	16.3	185.1	—	657.7
Prior year reserve development (favorable) unfavorable	(5.6)	(2.6)	(0.8)	(9.0)	2.0	(6.4)	(14.0)	6.9	(11.5)	1.8	(18.7)
Pre-tax catastrophe losses	0.7	25.1	0.7	26.5	—	0.1	10.1	(0.5)	9.7	—	36.2
Loss adjustment expenses excluding prior year reserve development	50.6	13.8	1.3	65.7	9.7	7.2	22.7	2.8	42.4	0.4	108.5
Policy acquisition expenses and other underwriting expenses				215.3					143.1	(0.1)	358.3
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting (loss) profit				(6.8)					(11.3)	(1.9)	(20.0)
Net investment income				48.3					48.6	1.1	98.0
Other income				7.6					6.3	12.5	26.4
Other operating expenses				(2.5)					(4.5)	(9.7)	(16.7)

Segment income before federal income taxes				$46.6					$39.1	$2.0	$87.7

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	59.0%	42.9%	21.0%	53.3%	79.1%	49.9%	41.6%	38.2%	49.3%	N/M	51.9%
Catastrophe losses	0.3%	3.3%	3.0%	1.2%	—	0.4%	2.3%	1.3%	1.3%	N/M	1.3%
Loss adjustment expenses	10.4%	6.3%	2.0%	9.0%	11.4%	8.9%	10.6%	7.2%	9.8%	N/M	9.3%
Policy acquisition and other underwriting expenses				28.0%					36.9%	N/M	31.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				91.5%					97.4%	N/M	93.7%

Policies in force	(11.7)%	(8.7)%	(6.9)%	(10.1)%	(1.2)%	(0.3)%	(1.5)%	2.1%	(0.1)%	—	(8.9)%
Retention (1)	78.8%	81.2%	N/M	80.1%	69.6%	84.3%	82.8%	N/M	81.3%

	Quarter ended June 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	62.5%	47.2%	38.5%	57.7%	84.1%	50.9%	41.8%	75.5%	55.9%	N/M	57.3%
Catastrophe losses	0.3%	10.7%	1.8%	3.1%	—	0.2%	4.4%	(2.1)%	1.8%	N/M	2.7%
Loss adjustment expenses	9.6%	6.5%	3.7%	8.6%	15.6%	8.3%	11.0%	(1.3)%	9.6%	N/M	8.9%
Policy acquisition and other underwriting expenses				28.2%					39.6%	N/M	31.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				97.6%					107.0%	N/M	100.8%

Policies in force	(7.4)%	(4.0)%	(5.8)%	(5.8)%	(2.1)%	(3.3)%	(1.8)%	(10.8)%	(5.4)%	—	(5.7)%
Retention (1)	79.5%	81.9%	N/M	80.8%	77.9%	71.9%	77.9%	N/M	75.3%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Six Months ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	62.7%	42.6%	29.1%	56.0%	84.4%	51.2%	43.1%	33.0%	50.5%	N/M	54.1%
Catastrophe losses	0.1%	4.8%	3.0%	1.6%	—	0.2%	3.9%	2.4%	2.1%	N/M	1.8%
Loss adjustment expenses	10.5%	5.4%	3.0%	8.8%	11.6%	8.7%	10.0%	7.5%	9.6%	N/M	9.1%
Policy acquisition and other underwriting expenses				27.8%					37.7%	N/M	31.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.2%					100.0%	N/M	96.3%

Policies in force	(11.7)%	(8.7)%	(6.9)%	(10.1)%	(1.2)%	(0.3)%	(1.5)%	2.1%	(0.1)%	—	(8.9)%
Retention (1)	78.8%	81.2%	N/M	80.1%	79.2%	81.9%	81.9%	N/M	81.8%

	Six Months ended June 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	66.0%	47.6%	54.2%	60.8%	76.6%	49.4%	41.8%	53.3%	51.3%	N/M	58.0%
Catastrophe losses	0.1%	12.4%	3.2%	3.5%	—	0.1%	6.3%	(1.1)%	2.7%	N/M	3.2%
Loss adjustment expenses	9.4%	6.1%	6.0%	8.4%	12.4%	6.2%	11.3%	2.4%	9.1%	N/M	8.7%
Policy acquisition and other underwriting expenses				28.2%					40.0%	N/M	31.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				100.9%					103.2%	N/M	101.8%

Policies in force	(7.4)%	(4.0)%	(5.8)%	(5.8)%	(2.1)%	(3.3)%	(1.8)%	(10.8)%	(5.4)%	—	(5.7)%
Retention (1)	79.5%	81.9%	N/M	80.8%	76.3%	78.0%	77.9%	N/M	77.7%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2005	2004	% Change	2005	2004	% Change
REVENUES
Premiums	$5.5	$6.1	(9.8)	$24.6	$26.3	(6.5)
Fees:
Fees from surrenders	8.3	12.3	(32.5)	17.5	26.1	(33.0)
Other proprietary product fees	52.9	59.0	(10.3)	107.9	121.3	(11.0)
Net investment income	47.1	55.9	(15.7)	97.4	112.8	(13.7)
Other income	12.3	13.1	(6.1)	24.4	27.9	(12.5)

Total segment revenue	126.1	146.4	(13.9)	271.8	314.4	(13.5)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	58.0	65.8	(11.9)	134.7	131.2	2.7
Policy acquisition expenses	27.8	31.1	(10.6)	63.3	63.4	(0.2)
Other operating expenses	45.6	55.8	(18.3)	86.5	116.3	(25.6)

Total policy benefits, claims and operating expenses	131.4	152.7	(13.9)	284.5	310.9	(8.5)

Segment (loss) income before federal income taxes	$(5.3)	$(6.3)	$(15.9)	$(12.7)	$3.5	N/M

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	June 30 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,188.8 and $3,826.6)	$3,302.3	$3,976.1	(16.9)
Equity securities, at fair value (cost of $3.4)	5.8	5.6	3.6
Mortgage loans	62.7	64.1	(2.2)
Policy loans	251.9	256.4	(1.8)
Other long-term investments	46.0	54.7	(15.9)

Total investments	3,668.7	4,356.9	(15.8)

Cash and cash equivalents	251.9	280.9	(10.3)
Accrued investment income	57.5	67.4	(14.7)
Premiums, accounts, and notes receivable, net	2.6	4.2	(38.1)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	971.0	986.6	(1.6)
Deferred policy acquistion costs	635.4	694.1	(8.5)
Deferred federal income tax asset	151.6	207.9	(27.1)
Other assets	184.8	248.5	(25.6)
Separate account assets	9,444.6	10,455.0	(9.7)

Total assets	$15,368.1	$17,301.5	(11.2)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,347.6	$3,462.3	(3.3)
Outstanding claims, losses and loss adjustment expenses	111.9	110.4	1.4
Unearned premiums	3.1	3.3	(6.1)
Contractholder deposit funds and other policy liabilities	355.3	374.7	(5.2)

Total policy liabilities and accruals	3,817.9	3,950.7	(3.4)

Expenses and taxes payable	574.6	645.4	(11.0)
Reinsurance premiums payable	11.8	12.3	(4.1)
Trust instruments supported by funding obligations	363.1	1,126.0	(67.8)
Separate account liabilities	9,444.6	10,455.0	(9.7)

Total liabilities	14,212.0	16,189.4	(12.2)

SHAREHOLDER’S EQUITY
Common stock, par value $1,000 per share; authorized 10,000 shares; issued 2,526 shares	2.5	2.5	—
Additional paid-in capital	1,000.0	1,000.0	—
Accumulated other comprehensive income (loss)	10.1	(21.1)	N/M
Retained earnings	143.5	130.7	9.8

Total shareholder’s equity	1,156.1	1,112.1	4.0

Total liabilities and shareholder’s equity	$15,368.1	$17,301.5	(11.2)

(1)	The Life Companies include Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, and their subsidiaries. First Allmerica Financial Life Insurance Company includes assets related to our discontinued operations (Group Life & Health).

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME BY PRODUCT LINE

(In millions)	Quarter ended June 30, 2005				Quarter ended June 30, 2004
	Variable Annuities	Variable Universal Life	Other (1)	Total	Variable Annuities	Variable Universal Life	Other (1)	Total
REVENUES
Premiums	$—	$—	$5.5	$5.5	$—	$—	$6.1	$6.1
Fees:
Fees from surrenders	5.7	2.6	—	8.3	8.8	3.5	—	12.3
Other proprietary product fees	33.1	19.7	0.1	52.9	37.9	20.7	0.4	59.0
Net investment income	16.0	4.5	26.6	47.1	17.0	4.3	34.6	55.9
Other income	6.1	1.5	4.7	12.3	7.2	1.5	4.4	13.1

Total segment revenue	60.9	28.3	36.9	126.1	70.9	30.0	45.5	146.4

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	27.5	10.0	20.5	58.0	31.8	13.4	20.6	65.8
Policy acquisition expenses	21.6	6.0	0.2	27.8	25.4	5.3	0.4	31.1
Variable operating expenses	6.3	1.2	4.3	11.8	8.0	1.2	12.8	22.0
Loss on hedge derivatives	2.1	—	—	2.1	5.9	—	—	5.9

	57.5	17.2	25.0	99.7	71.1	19.9	33.8	124.8

Segment income (loss) before other operating expenses	$3.4	$11.1	$11.9	26.4	$(0.2)	$10.1	$11.7	21.6

Other operating expenses				31.7				27.9

Segment loss before federal income taxes				$(5.3)				$(6.3)

(1)	Other includes results from guaranteed investment contracts, Closed Block, universal life, traditional life, yearly renewable term life, individual health, other insurance and group retirement products, our broker/dealer, VeraVest Investments, Inc. and other non-insurance subsidiaries.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME BY PRODUCT LINE

(In millions)	Six Months ended June 30, 2005				Six Months ended June 30, 2004
	Variable Annuities	Variable Universal Life	Other (1)	Total	Variable Annuities	Variable Universal Life	Other (1)	Total
REVENUES
Premiums	$—	$—	$24.6	$24.6	$—	$—	$26.3	$26.3
Fees:
Fees from surrenders	12.6	4.9	—	17.5	19.8	6.3	—	26.1
Other proprietary product fees	67.7	39.5	0.7	107.9	78.2	42.3	0.8	121.3
Net investment income	32.8	9.0	55.6	97.4	34.0	9.0	69.8	112.8
Other income	12.3	3.0	9.1	24.4	15.0	3.2	9.7	27.9

Total segment revenue	125.4	56.4	90.0	271.8	147.0	60.8	106.6	314.4

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	59.8	20.9	54.0	134.7	57.9	21.8	51.5	131.2
Policy acquisition expenses	50.0	12.8	0.5	63.3	49.0	13.5	0.9	63.4
Variable operating expenses	13.1	2.3	14.5	29.9	15.9	3.0	27.3	46.2
(Gain) loss on hedge derivatives	(3.7)	—	—	(3.7)	11.3	—	—	11.3

	119.2	36.0	69.0	224.2	134.1	38.3	79.7	252.1

Segment income before other operating expenses	$6.2	$20.4	$21.0	47.6	$12.9	$22.5	$26.9	62.3

Other operating expenses				60.3				58.8

Segment (loss) income before federal income taxes				$(12.7)				$3.5

(1)	Other includes results from guaranteed investment contracts, Closed Block, universal life, traditional life, yearly renewable term life, individual health, other insurance and group retirement products, our broker/dealer, VeraVest Investments, Inc. and other non-insurance subsidiaries.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME EXCLUDING CERTAIN NON-CASH ITEMS

	Quarter ended
(In millions)	June 30 2005	March 31 2005	June 30 2004
Segment loss before federal income taxes	$(5.3)	$(7.4)	$(6.3)
Deferred acquisition cost, operating amortization and amortization of sales inducements, net	30.4	39.2	33.6
Property, plant and equipment, net	1.5	1.3	0.9
Statement of Position 98-1 amortization, net	0.7	0.9	1.1
Change in guaranteed minimum death and income benefit reserves	(1.9)	1.6	(2.4)

Total segment income excluding certain non-cash items	$25.4	$35.6	$26.9

	Six months ended
	June 30 2005	June 30 2004
Segment (loss) income before federal income taxes	$(12.7)	$3.5
Deferred acquisition cost, operating amortization and amortization of sales inducements, net	69.6	71.6
Property, plant and equipment, net	2.8	1.8
Statement of Position 98-1 amortization, net	1.6	2.3
Change in guaranteed minimum death and income benefit reserves	(0.3)	(12.0)

Total segment income excluding certain non-cash items	$61.0	$67.2

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SELECTED FINANCIAL INFORMATION - VARIABLE ANNUITIES

	Quarter ended June 30			Six Months ended June 30
(In millions)	2005	2004	% Change	2005	2004	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$8,630.5	$10,112.7	(14.7)	$9,315.1	$10,545.8	(11.7)
Direct premiums and deposits	6.8	16.0	(57.5)	14.0	34.3	(59.2)
Redemptions	(394.9)	(485.7)	(18.7)	(858.0)	(1,043.0)	(17.7)
Market appreciation (depreciation)	109.6	(5.1)	N/M	(78.6)	196.0	N/M
Transfers and other (1)	6.8	(58.3)	N/M	(33.7)	(153.5)	(78.0)

Balance at end of period	$8,358.8	$9,579.6	(12.7)	$8,358.8	$9,579.6	(12.7)

	Quarter ended
	June 30 2005	March 31 2005	June 30 2004
VARIABLE INDIVIDUAL ANNUITIES (2)
Redemptions	$450.8	$526.5	$555.9
Redemption rates (3)	19%	21%	20%

	June 30 2005	December 31 2004	% Change
VARIABLE INDIVIDUAL ANNUITIES
Account values	$9,444.0	$10,460.5	(9.7)
Net amount at risk	$1,972.4	$1,937.9	1.8
Deferred acquisition cost asset and capitalized sales inducements	$504.7	$557.0	(9.4)
Value of surrender charges (inforce block)	$302.9	$360.8	(16.0)

(1)	Reserves for individual annuities at June 30, 2004 include a reclassification of $107.1 million to general account liabilities as a result of the implementation of SOP 03-1 on January 1, 2004.
(2)	Includes both full and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).
(3)	Redemption rates are annualized based on the average account value in the quarter.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	June 30 2005	December 31 2004	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$802.4	$821.2	(2.3)
Universal life (1)	567.3	579.8	(2.2)
Variable universal life (2)	242.6	242.9	(0.1)
Individual health (3)	257.7	257.9	(0.1)

Total insurance	1,870.0	1,901.8	(1.7)

Annuities
Individual annuities	1,304.1	1,378.0	(5.4)
Group annuities	412.5	428.7	(3.8)

Total annuities	1,716.6	1,806.7	(5.0)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	30.1	30.0	0.3

Total general account reserves	$3,616.7	$3,738.5	(3.3)

Trust instruments supported by funding obligations	$363.1	$1,126.0	(67.8)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$959.6	$1,025.3	(6.4)
Variable individual annuities	8,358.8	9,315.1	(10.3)

Total individual	9,318.4	10,340.4	(9.9)
Group variable universal life	25.3	28.3	(10.6)
Group annuities	100.9	86.3	16.9

Total group	126.2	114.6	10.1

Total separate account liabilities	$9,444.6	$10,455.0	(9.7)

(1)	Universal life reserves include reinsured balances of $567.3 and $579.4 million at June 30, 2005 and December 31, 2004, respectively.
(2)	Variable universal life reserves include group variable universal life reserves of $11.4 and $11.1 million at June 30, 2005 and December 31, 2004, respectively.
(3)	Individual health reserves include reinsured balances of $257.4 and $257.3 million at June 30, 2005 and December 31, 2004, respectively.

INVESTMENTS

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

(In millions, except yields)	Six Months ended June 30, 2005
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$103.0	5.56%	$93.8	5.67%	$196.8	5.61%
Equity securities	0.4	—	—	—	0.4	—
Mortgages (2)	2.3	9.41%	2.8	9.17%	5.1	9.28%
All other	(1.2)	—	4.2	—	3.0	—
Investment expenses	(2.2)	—	(3.4)	—	(5.6)	—

Total	$102.3	5.38%	$97.4	5.16%	$199.7	5.27%

	Six Months ended June 30, 2004
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$98.4	5.73%	$109.9	5.89%	$208.3	5.81%
Equity securities	1.2	—	0.1	—	1.3	—
Mortgages (2)	2.2	8.19%	4.4	7.71%	6.6	7.86%
All other	(1.6)	—	1.9	—	0.3	—
Investment expenses	(2.1)	—	(3.5)	—	(5.6)	—

Total	$98.1	5.52%	$112.8	5.33%	$210.9	5.42%

(1)	Includes purchase accounting adjustments of $1.6 for the quarters ended June 30, 2005 and 2004. Also includes corporate eliminations of $0.3 million for the quarters ended June 30, 2005 and 2004.
(2)	Excluding mortgage prepayment fees totalling $0.7 million, mortgage yields are 8.15%, 7.98% and 8.06% for Property and Casualty, Life Companies and in Total, respectively, for the six months ended June 30, 2005. There were no mortgage prepayment fees for the six months ended June 30, 2004.

ALLMERICA FINANCIAL CORPORATION

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended June 30
(In millions)	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains on securities transactions	$3.0	$3.1	$6.1	$6.7	$1.0	$7.7
Other than temporary impairments	(1.3)	(0.6)	(1.9)	—	—	—
Other	(0.8)	0.6	(0.2)	—	(0.7)	(0.7)

Net realized investment gains	$0.9	$3.1	$4.0	$6.7	$0.3	$7.0

	Six Months ended June 30
	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains on securities transactions	$3.2	$25.1	$28.3	$15.8	$10.0	$25.8
Other than temporary impairments	(3.0)	(1.8)	(4.8)	(0.7)	(1.7)	(2.4)
Other	(0.7)	1.4	0.7	—	(0.7)	(0.7)

Net realized investment gains	$(0.5)	$24.7	$24.2	$15.1	$7.6	$22.7

(1)	Includes corporate eliminations of $0.7 million and $1.0 million for the quarters ended June 30, 2005 and 2004, respectively and corporate eliminations of $0.7 million and $4.0 million for the six months ended June 30, 2005 and 2004, respectively.

ALLMERICA FINANCIAL CORPORATION

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	June 30, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.4	$1.4	$2.8	$183.0	$174.9	$357.9
7 - 12 months	1.4	1.7	3.1	168.2	149.2	317.4
Greater than 12 months	6.2	6.1	12.3	290.9	232.8	523.7

Total investment grade fixed maturities	9.0	9.2	18.2	642.1	556.9	1,199.0

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	4.4	2.0	6.4	108.6	39.4	148.0
7 - 12 months	0.3	0.1	0.4	10.1	1.9	12.0
Greater than 12 months	0.5	0.1	0.6	4.5	1.3	5.8

Total below investment grade fixed maturities	5.2	2.2	7.4	123.2	42.6	165.8

Equity securities	—	—	—	—	—	—

Total fixed maturities and equity securities	$14.2	$11.4	$25.6	$765.3	$599.5	$1,364.8

	December 31, 2004
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.9	$2.3	$4.2	$285.4	$367.3	$652.7
7 - 12 months	3.0	3.1	6.1	156.5	175.5	332.0
Greater than 12 months	8.1	7.4	15.5	229.4	196.0	425.4

Total investment grade fixed maturities	13.0	12.8	25.8	671.3	738.8	1,410.1

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.3	0.1	0.4	31.6	5.3	36.9
7 - 12 months	1.4	0.5	1.9	16.9	3.4	20.3
Greater than 12 months	—	—	—	—	1.0	1.0

Total below investment grade fixed maturities	1.7	0.6	2.3	48.5	9.7	58.2

Equity securities	0.1	—	0.1	0.7	—	0.7

Total fixed maturities and equity securities	$14.8	$13.4	$28.2	$720.5	$748.5	$1,469.0

ALLMERICA FINANCIAL CORPORATION

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		June 30, 2005
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,642.4	$2,073.0	$4,715.4	$2,721.5	$2,129.4	$4,850.9
2	Baa	935.0	924.7	1,859.7	962.7	966.4	1,929.1
3	Ba	112.0	129.2	241.2	113.1	132.6	245.7
4	B	100.3	40.1	140.4	100.5	40.9	141.4
5	Caa and lower	45.1	13.3	58.4	51.0	20.1	71.1
6	In or near default	2.4	8.5	10.9	3.2	12.9	16.1

Total fixed maturities		$3,837.2	$3,188.8	$7,026.0	$3,952.0	$3,302.3	$7,254.3

		December 31, 2004
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,601.9	$2,374.4	$4,976.3	$2,676.9	$2,436.9	$5,113.8
2	Baa	908.8	1,258.7	2,167.5	937.3	1,320.3	2,257.6
3	Ba	89.5	130.6	220.1	94.8	138.9	233.7
4	B	92.2	40.6	132.8	96.7	45.9	142.6
5	Caa and lower	31.1	13.7	44.8	36.7	19.6	56.3
6	In or near default	3.3	8.6	11.9	3.7	14.5	18.2

Total fixed maturities		$3,726.8	$3,826.6	$7,553.4	$3,846.1	$3,976.1	$7,822.2

PROPERTY & CASUALTY

STATUTORY RATIOS

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	59.0%	42.9%	20.4%	53.3%	79.1%	49.5%	41.6%	38.3%	49.3%	N/M	51.9%
Catastrophe losses	0.3%	3.3%	2.0%	1.2%	—	0.2%	2.5%	2.0%	1.4%	N/M	1.3%
Loss adjustment expenses	10.5%	6.2%	3.1%	9.0%	11.3%	9.1%	10.4%	6.9%	9.7%	N/M	9.3%
Policy acquisition and other underwriting expenses				28.1%					36.4%	N/M	31.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				91.6%					96.9%	N/M	93.7%

	Quarter ended June 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	62.5%	47.2%	38.5%	57.7%	83.5%	50.9%	41.8%	75.5%	55.8%	N/M	57.2%
Catastrophe losses	0.3%	10.7%	1.8%	3.1%	N/M	0.2%	4.4%	(2.1)%	1.8%	N/M	2.7%
Loss adjustment expenses	9.6%	6.6%	3.7%	8.6%	15.5%	8.1%	11.1%	(0.9)%	9.6%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.4%					37.9%	N/M	31.6%
Policyholders’ dividends				N/M					0.2%	N/M	0.1%

Combined				97.8%					105.3%	N/M	100.6%

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Six Months ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	62.7%	42.6%	29.1%	55.9%	84.7%	51.1%	43.1%	33.0%	50.5%	N/M	54.1%
Catastrophe losses	0.2%	4.8%	3.0%	1.6%	N/M	0.2%	3.9%	2.4%	2.1%	N/M	1.8%
Loss adjustment expenses	10.5%	5.4%	3.0%	8.9%	11.6%	8.7%	10.0%	7.4%	9.5%	N/M	9.1%
Policy acquisition and other underwriting expenses				27.9%					35.9%	N/M	30.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.3%					98.1%	N/M	95.9%

	Six Months ended June 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	66.0%	47.6%	54.2%	60.8%	75.9%	49.4%	41.8%	53.3%	51.2%	N/M	57.9%
Catastrophe losses	0.1%	12.4%	3.2%	3.5%	N/M	0.1%	6.3%	(1.1)%	2.7%	N/M	3.2%
Loss adjustment expenses	9.4%	6.2%	6.0%	8.5%	12.3%	6.1%	11.3%	2.4%	9.0%	N/M	8.7%
Policy acquisition and other underwriting expenses				28.0%					37.2%	N/M	31.1%
Policyholders’ dividends				N/M					0.2%	N/M	0.1%

Combined				100.8%					100.3%	N/M	101.0%

Historical Highlights

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q2 05	Q1 05	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)

Property and Casualty
Personal Lines	$57.4	$39.2	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	31.0	20.5	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	1.7	2.1	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	90.1	61.8	198.0	73.6	36.7	49.1	38.6
Life Companies	(5.3)	(7.4)	11.3	16.5	(8.7)	(6.3)	9.8
Interest expense on corporate debt	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$74.9	$44.4	$169.4	$80.1	$18.0	$32.9	$38.4

Federal income tax (expense) benefit on segment income	(17.3)	(10.2)	(28.6)	(21.2)	1.6	(3.8)	(5.2)

Total segment income after federal income taxes	57.6	34.2	140.8	58.9	19.6	29.1	33.2
Change in prior years tax reserves	12.9	—	—	—	—	—	—
Federal income tax settlement	—	—	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization and taxes	1.9	12.8	16.1	5.2	(3.7)	4.4	10.2
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	—	(0.1)	0.1	1.9	—	(2.1)
(Losses) gains on derivative instruments, net of taxes	(0.2)	(0.1)	0.8	0.5	0.1	0.2	—
Restructuring costs, net of taxes	(0.2)	(0.4)	(5.5)	(1.7)	(0.2)	(1.5)	(2.1)

Income before cumulative effect of accounting change	72.0	46.5	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	—	—	(57.2)	—	—	—	(57.2)

NET INCOME	$72.0	$46.5	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)

NET INCOME	$1.34	$0.86	$2.34	$1.18	$0.33	$0.60	$0.23

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.9	53.8	53.7	53.7	53.6	53.7	53.7

BALANCE SHEET
Total investments	$7,678.4	$7,663.9		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets	$9,444.6	$9,726.0		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets	$21,846.6	$22,167.8		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity	$2,490.5	$2,325.2		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share	$46.60	$43.53		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated
other comprehensive income	$46.01	$44.67		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2003	Q4 03	Q3 03	Q2 03	Q1 03
SEGMENT INCOME (1)

Property and Casualty
Personal Lines	$34.3	$25.3	$11.5	$0.2	$(2.7)
Commercial Lines	98.7	6.0	18.1	35.2	39.4
Other Property and Casualty	(15.5)	2.5	2.6	(22.1)	1.5

Total Property and Casualty	117.5	33.8	32.2	13.3	38.2
Life Companies	8.7	5.7	(8.1)	13.5	(2.4)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$86.3	$29.5	$14.1	$16.9	$25.8

Federal income tax (expense) benefit on segment income	6.1	0.8	5.6	1.8	(2.1)

Total segment income after federal income taxes	92.4	30.3	19.7	18.7	23.7
Federal income tax settlement	—	—	—	—	—
Net realized investment gains (losses), net of amortization and taxes	10.4	4.0	(8.2)	6.6	8.0
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	3.7	—	0.4	0.3	3.0
Income from sale of universal life business, net of taxes	3.6	—	—	—	3.6
Gains (losses) on derivative instruments, net of taxes	(4.5)	(5.4)	0.3	(0.4)	1.0
Restructuring costs, net of taxes	(18.7)	(14.9)	(0.8)	(0.8)	(2.2)

Income before cumulative effect of accounting change	86.9	14.0	11.4	24.4	37.1
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	—

NET INCOME	$86.9	$14.0	$11.4	$24.4	$37.1

PER SHARE DATA (DILUTED)

NET INCOME	$1.63	$0.26	$0.21	$0.46	$0.70

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.2	53.5	53.3	53.0	53.0

BALANCE SHEET
Total investments		$8,185.6	$8,279.5	$8,219.0	$8,172.2
Separate account assets		$11,835.4	$11,546.0	$11,719.0	$11,016.2
Total assets		$25,510.1	$25,187.4	$25,377.9	$24,607.5
Total shareholders’ equity		$2,220.2	$2,196.6	$2,225.6	$2,115.9
Book value per share		$41.89	$41.42	$41.96	$39.86
Book value per share, excluding accumulated
other comprehensive income		$41.59	$41.30	$41.07	$40.59

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2005
	Price Range
	High	Low	Dividends Per Share
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30
December 31

Quarter Ended	2004
	Price Range
	High	Low	Dividends Per Share
March 31	$38.25	$30.84	—
June 30	$36.10	$30.71	—
September 30	$34.61	$26.05	—
December 31	$33.00	$25.45	—

INDUSTRY RATINGS AS OF JULY 26, 2005

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	—
Life Insurance Companies:
Allmerica Financial Life Insurance and Annuity Company	B+	BB	Ba1
First Allmerica Financial Life Insurance Company	B+	BB	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bbb-	BB	Ba1
Allmerica Financial Corporation Capital Securities	bb	B	Ba2
Allmerica Financial Corporation Short Term Debt	—	—	NP
First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

EquiServe, LP

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol “AFC”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Allmerica.com

Debra Casey, CPA

Director, Investor Relations

(508) 855-6658

dcasey@Allmerica.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Allmerica.com